August 19, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Gentlemen:

We have read Item 4 of Form 8-K dated August 19, 1999, of Star Markets Company, Inc. and are in agreement with the statements contained in the first three paragraphs on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                       Very truly yours,


                                       /s/ Ernst & Young LLP
                                       Ernst & Young LLP

Boston, Massachusetts